UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 FORM 8-K
 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: 9/20/2023
(Date of earliest event reported)
DARDEN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)
(407) 245-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, without par value	DRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)    The Annual Meeting of Shareholders of the Company was held online via the internet at www.virtualshareholdermeeting.com/DRI2023 on September 20, 2023. On September 21, 2023, Peter W. Descovich, the independent Inspector of Election for the Annual Meeting, delivered to the Company his final, certified vote results.

(b)    The name of each director elected at the meeting, a brief description of each other matter voted upon, and the voting results, are provided below. At the Annual Meeting, the shareholders took the following actions:

(i)    Elected the following 9 directors to serve until the next annual meeting of shareholders or until his or her successor is elected and qualified.

Nominees	For	Withheld	Broker Non-Vote
Margaret Shân Atkins	98,517,598	1,839,387	10,736,439
Ricardo Cardenas	99,438,304	918,681	10,736,439
Juliana L. Chugg	98,534,799	1,822,186	10,736,439
James P. Fogarty	98,536,821	1,820,164	10,736,439
Cynthia T. Jamison	98,176,441	2,180,544	10,736,439
Nana Mensah	99,148,609	1,208,376	10,736,439
William S. Simon	96,228,869	4,128,116	10,736,439
Charles M. Sonsteby	95,632,253	4,724,732	10,736,439
Timothy J. Wilmott	99,237,488	1,119,497	10,736,439

(ii)    Approved a resolution providing advisory approval of the Company’s executive compensation.

For	96,513,092
Against	3,447,881
Abstain	396,012
Broker Non-Vote	10,736,439

(iii) Approved a resolution providing an advisory vote on the frequency of future advisory votes on executive compensation.

One Year	98,479,175
Two Years	201,953
Three Years	1,426,607
Abstain	249,250
Broker Non-Vote	10,736,439

(iv) Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 26, 2024.

For	107,005,038
Against	3,892,685
Abstain	195,701
Broker Non-Vote	0

(v) Did not approve the shareholder proposal requesting that the Company issue greenhouse gas reduction targets.

For	23,108,509
Against	75,258,957

Abstain	1,989,519
Broker Non-Vote	10,736,439

(vi) Did not approve the shareholder proposal requesting that the Company issue a report on the risks arising from state policies restricting reproductive health care.

For	9,079,027
Against	88,810,954
Abstain	2,467,004
Broker Non-Vote	10,736,439

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ Matthew R. Broad
Matthew R. Broad
Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary
Date: September 21, 2023
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